UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 18, 2018

LendingClub Corporation (Exact name of registrant as specified in its charter)

Commission File Number: 001-36771

Delaware	51-0605731
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

71 Stevenson St., Suite 1000, San Francisco, CA 94105
(Address of principal executive offices and zip code)
(415) 632-5600 (Registrant's telephone number, including area code)
N/A (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Material Definitive Agreement

On September 18, 2018, LendingClub Corporation (the “Company”) entered into the Amendment No. 1 to Credit and Guaranty Agreement and Pledge and Security Agreement (the “Amendment”) with LendingClub Asset Management, LLC, Springstone Financial, LLC (together with LendingClub Asset Management, LLC, the “Guarantors”), Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”), and the Lenders (as defined below) party thereto.

The Amendment amends certain provisions of the Credit and Guaranty Agreement (the “Credit Agreement”), dated as of December 17, 2015, among the Company, the Guarantors, the Administrative Agent, the Collateral Agent, Goldman Sachs Bank USA, as syndication agent, Credit Suisse Securities (USA) and Silicon Valley Bank, as co-documentation agents, and the lenders party thereto (the “Lenders”) and the Pledge and Security Agreement, dated as of December 17, 2015, among the Company, the Guarantors and the Collateral Agent (the “Pledge and Security Agreement”).

The Amendment provides for additional carve-outs for the indebtedness, liens, asset dispositions, restrictive agreements and investments negative covenants in the Credit Agreement. The Amendment also provides for an additional exception for the type of assets that are excluded from the assets pledged under the Pledge and Security Agreement to secure the extensions of credit provided to the Company under the Credit Agreement. The Amendment contains customary warranties of the Company and the Guarantors.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit Number	Exhibit Title or Description
10.1	Amendment No. 1 to Credit and Guaranty Agreement and Pledge and Security Agreement dated as of September 18, 2018

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LendingClub Corporation
Date:	September 21, 2018	By:	/s/ Russell S. Elmer
Russell S. Elmer
General Counsel and Secretary
(duly authorized officer)